North America's Leading Natural Gas Provider Road Show Presentation Week of June 17, 2002

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the Company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the Company and its affiliates; inability to realize anticipated synergies and cost savings associated with mergers and acquisitions on a timely basis; difficulty in integration of the operations of previously acquired companies, and competition. While the Company makes these statements and projections in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. Reference should be made to the Company's (and its affiliates') Securities and Exchange Commission filings for additional important factors that may affect actual results.

Agenda Offering Summary Strategic Overview/Business Update Financial Overview

Offering Summary Issuer El Paso Corporation Securities offered 45 MM primary common shares 10 MM equity security units Approx. offering size Common $ 982 MM1 Equity security units 500 MM $1,482 MM Ticker/exchanges EP/NYSE and PCX Use of proceeds Repay debt and general corporate purposes Expected pricing Week of June 17th 1Based on common share closing price of $21.83 on June 14, 2002

Strategic Overview/ Business Update

North America's Leading Natural Gas Franchise Largest U.S. pipeline network 5th largest U.S. natural gas producer 2nd largest U.S. gathering and processing business Leading U.S. LNG franchise Leading natural gas marketing network and trading capability Solid domestic and international power portfolio

Gap Between U.S. Production and Demand Widening U.S. Consumption U.S. Production 1990 51.277 48.794 1991 52.151 48.487 1992 53.546 48.876 1993 55.559 49.577 1994 56.733 51.564 1995 59.125 50.955 1996 60.181 51.655 1997 60.161 51.787 1998 58.252 51.701 1999 59.459 51.023 2000 62.225 52.663 2001 62.85 53.253 2002 64.175 53.842 2003 65.733 54.114 2004 67.252 54.657 2005 69.677 56.169 2006 72.219 57.646 2007 74.221 58.747 2008 75.857 59.767 2009 77.501 60.883 2010 79.2 62.155 2011 80.852 62.472 2012 82.318 62.635 2013 84.27 63.482 2014 86.035 63.811 2015 87.815 64.846 Source: CERA Bcf/d U.S. Consumption U.S. Production

Strategic Overview Leverage leading position in each phase of the gas value chain Meet growing infrastructure needs Lead development of LNG market Capitalize on distinct competitive advantages in E&P sector Deep drilling and completion technology and cost advantage Large inventory of opportunities Maintain profitable energy trading business with lower capital and costs

Financial Objectives 5%-10% average EPS growth Continue dividend growth Maintain strong investment grade credit rating 15% after-tax return on common equity 10% after-tax return on invested capital

Compelling Value El Paso's assets provide consistent level of earnings and cash flow Company now trading below net asset value Attractive dividend yield

North American Asset Franchise Gathering/Processing Gas Transmission Production Storage Chemical Plants Refineries Power Plants

El Paso's Interstate Pipeline System 58,000 miles of pipelines Power generation fueling new expansions Serving the nation's best markets Best access to future gas supplies Consistent earnings and cash flow

El Paso's Interstate Pipeline System U.S. gas market demand growing rapidly - expected to reach 27 Tcf by around 2010 Pipelines are well positioned to capture this growth Pipeline Group has attachments and expansion projects totaling $3 billion over the next 5 years Southern Natural Florida Gas Elba Island New pipeline projects: Blue Atlantic and Seafarer Long-term growth rate of 3%-5% Serving a Growing U.S. Gas Market

El Paso's Midstream Business San Juan Gulf of Mexico South Texas Permian Black Warrior Rockies Mid-continent 24,000 miles pipeline (8 Bcf/d) 35 plants (4 Bcf/d) 170,000 Bbl/d NGL's produced 160,000 Bbl/d fractionation 21 Bcf gas storage 9 MMBbls NGL storage 9 offshore platforms Pipelines Plants Storage East Texas/ Northern Louisiana

Current distribution of $2.60 per unit (target growth: 10%-15% per year) EP receives 45% of all cash distributions and 62% of incremental distributions Asset sales to EPN will generate $2 billion cash proceeds through 2002 El Paso investment in EPN has estimated market value of $2+ billion EPN Delivers Midstream Value 27.5% (incl. 1% GP interest) 100% Public LP Unitholders 73.5% El Paso Corporation General Partner El Paso Energy Partners (EPN:NYSE) Equity & Pref. $1.7 billion Debt 1.3 Enterprise Value $3.0 billion Note: Implied common unit value $35 El Paso's Midstream Growth Vehicle

El Paso Production Company Demonstrable competitive advantage Focus on known deep horizons in North America Superior drilling and completion skills Proprietary seismic processing capability Scale position in core areas Compelling track record Leading cash operating margins Large reserve additions through the drillbit Attractive finding cost Expanding inventory of opportunities Core areas expanding through successful drilling Extending technology to new areas Tremendous operating momentum

Reserve Additions Through Drilling: North America Bcfe E Domestic Canada 1,108 1,495 1,567 1,857

South Texas 2001 Drilling Results Current gross rate: 760 MMcf/d; 10,286 Bbl/d Total gross reserves: 607 Bcf Gross cost: $507 MM 15,000 13 - 15,000 10 - 13,000 10,000 Well 43 21 27 9 25 10 - 25 1 - 10 1 Well 38 23 29 10 Total Depth (Feet) 92 Wells - Average TD: 14,280 >15,000 43% 13-15,000 21% 10-13,000 27% <10,000 9% Initial Potential (MMcfe/d) Average IP: 24.2 MMcf/d >25 38% 10-25 23% 1-10 29% <1 10%

Applying Coastal's Technology to the Sonat GOM Acreage: The Deep Shelf 62 prospects 3 Tcfe net exposure Discoveries Exploration drilling Development drilling 3D seismic lease position Operated leases Non-operated leases

2002 Well Results Through June 15, 2002 $ .85 $1.04 $1.18 $ .88 $ .47 $ .86 176.7 111.2 36.4 32.6 84.3 441.2 151.1 115.9 42.8 28.9 39.7 378.4 31 10 45 46 148 280 S. Texas Offshore Central Rockies CBM Total Development Cost/Mcfe Reserve Adds or Transfers (Bcfe) Capital Exp. ($ MM) # of Wells Area 98% drilling success rate

Drilling Inventory by Region Rockies Mid Continent N. Louisiana S. Texas - Vicksburg S. Texas - Wilcox GOM Shelf Conventional GOM Deep Shelf Subtotal Coal Bed Methane Total Risked Reserves 814 254 132 72 58 50 3 1,383 2,652 4,035 670 186 133 429 268 280 38 2,004 920 2,924 2,924 1,808 454 293 138 245 97 29 3,064 2,291 5,355 1,250 344 302 803 962 630 1,660 5,951 1,127 7,078 3,539 3 - 5 5 7 10 36 66 1 67 384 - 636 588 538 170 3,900 6,216 300 6,516 1,629 Proven Undeveloped Wells Bcfe Probable/ Possible Exploratory Wells Bcfe Wells Bcfe

El Paso's Merchant Business is Highly Diversified Natural gas, power, and petroleum trading Domestic and international power generation Petroleum refining and terminalling LNG

Energy Trading Outlook El Paso has assembled a large energy delivery network which has durable value Optimizes the delivery of natural gas, power, and petroleum Provides market insight El Paso also has strong options valuation and trading skills Trading has yielded attractive returns and complements El Paso's LNG strategy Current market should create opportunities for stronger players Downsizing completed, renewed focus on generating earnings Reduced emphasis on long-term, mark-to-market deals

Power Profile Domestic* International Minimal merchant exposure *Domestic includes Electron assets 6,874 71% $250 $440 net MW under long-term contract MM 2003E EBIT* MM cash flow 4,389 86% $210 $230 net MW under long-term contract MM 2003E EBIT* MM cash flow

El Paso Petroleum Markets Product terminals Pipelines, gathering Refining capacity Asset Base Capacity 17.7 MMBbl 92 MBbl/d 1,200 miles 450 MBbl/d For-fee storage Basis and quality management For-fee transportation Heavy crude processing Key Commercial Activities

El Paso's LNG Strategy: Key Tenets LNG is necessary to fill the gap between supply and demand Significant uncontracted supply becoming available Producers willing to accept Henry Hub price, less costs of shipping and regasification The key opportunity is to own and create LNG import terminal capacity

Leading Atlantic Basin Terminal Capacity Position EP existing terminal capacity EP terminals under development EP Energy Bridge sites under development Incremental liquefaction Incremental terminal capacity Planned EP Energy Bridge capacity Surplus liquefaction 10.8 6.9 2.0 1.9 Atlantic Basin LNG Activity By 2008 (Bcf/d)

New application of proven technologies allows natural gas to be delivered to coastal markets from over the horizon EP Energy Bridge vessel combines shipping with regasification Buoy system moors ship and connects to sub-sea pipeline Solving the Terminalling Bottleneck Greenfield U.S. land-based terminals unlikely due to NIMBY, environmental, and security concerns EP Energy Bridge minimizes above concerns Accesses premium priced and highly populated markets Capital invested in most flexible assets EP Energy Bridge Benefits What is EP Energy Bridge?

Financial Overview

Projected EBIT Pipelines Production Power Petroleum/LNG Trading Subtotal Merchant Field Services Corporate and other Total 2002E $1,400 950 660 (160)-(60) 400-425 900-1,025 235 (50) $3,435-3,560 $ Millions 2003E $1,490 1,170 460 15-115 400-425 875-1,000 190 (70) $3,655-3,780

Stable, Diversified Business Mix Pipelines Field Services Production Subtotal Business Segment % 2003E EBIT Before Corp. 39% 5% 31% 75% Stable base with 3%-5% growth potential Stable base with some commodity exposure and 7%-10% growth potential Growing business with 7%-10% long-term growth prospects and commodity price exposure Comments Merchant: Power Petroleum and LNG Energy Trading Total 12% 2% 11% 100% Stable, contracted base with restructuring upside and 5%-10% growth potential Growth to come from LNG; petroleum has significant commodity exposure; 5%- 10% growth from low base in 2003 Business undergoing significant change; expect no growth 2002-2003, 5% growth thereafter

EPS Sensitivities: Gas Prices Base EPS Gas price assumptions: $/MMBtu $/Mcf June 14, 2002 actual prices: $/MMBtu $/Mcf EPS sensitivity: $.10 change $2.60 $3.75 $4.00 $3.56 $3.77 $.025 2002 $2.75 $3.75 $4.00 $3.91 $4.15 $ .05 2003

Projected Cash Flow Pro forma net income DD&A Deferred taxes Total after-tax cash flow $1.5 1.5 0.5 $3.5 2002E $1.7 1.5 0.6 $3.8 2003E $ Billions

Projected 2003E Net Capital Spending $ Billions Pipelines Production Merchant Field Services Total Maintenance Discretionary Total $0.4 0.9 0.1 0.1 $1.5 $0.7 1.4 0.3 - $2.4 $1.1 2.3 0.4 0.1 $3.9

Projected Balance Sheet *Includes equity offering, asset sales, conversion of Feline Prides, and results of operating activities for last nine months of 2002 $(3.3) $(0.4) $ 2.2 $ 1.8 - $16.5 $ 4.2 $ 9.4 $ 13.6 $ 30.1 55% 58 % Net debt Minority interest + preferred Common equity Total equity Total capitalization Net debt/capital Net debt + Electron and Gemstone/capital 12/31/02E Adjustments* 03/31/02 $13.2 $ 3.8 $ 11.6 $ 15.4 $ 28.6 46% 49% $ Billions

Earnings Per Share Guidance 2Q02 2002 2003 $0.40-0.45 $2.60 $2.75

North America's Leading Natural Gas Provider Road Show Presentation Week of June 17, 2002